CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 10/04/05

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Stated Doc Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 28.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,806
Total Outstanding Loan Balance	$422,749,176*	Min	Max
Average Loan Current Balance	$234,080	$18,193	$749,384
Weighted Average Original LTV	78.8%**
Weighted Average Coupon	7.31%	5.00%	12.40%
Arm Weighted Average Coupon	7.26%
Fixed Weighted Average Coupon	7.90%
Weighted Average Margin	6.08%	2.25%	9.39%
Weighted Average FICO (Non-Zero)	636
Weighted Average Age (Months)	2
% First Liens	98.3%
% Second Liens	1.7%
% Arms	92.2%
% Fixed	7.8%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$430,000,000] of the total [$1,500,000,100] will be made up of stated documentation loans.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 5.00	1	374,097	0.1	5.00	72.1	621
5.01 - 5.50	12	3,611,733	0.9	5.38	72.6	680
5.51 - 6.00	74	22,961,853	5.4	5.89	79.4	680
6.01 - 6.50	211	61,231,729	14.5	6.34	77.2	659
6.51 - 7.00	394	102,919,473	24.3	6.80	77.8	651
7.01 - 7.50	333	81,936,455	19.4	7.31	78.9	638
7.51 - 8.00	338	75,741,659	17.9	7.79	80.4	624
8.01 - 8.50	156	34,598,214	8.2	8.29	80.4	594
8.51 - 9.00	89	16,859,271	4.0	8.78	78.5	567
9.01 - 9.50	53	9,304,721	2.2	9.31	72.2	576
9.51 - 10.00	67	6,136,885	1.5	9.82	89.2	625
10.01 - 10.50	29	2,704,235	0.6	10.28	81.1	570
10.51 - 11.00	22	2,348,806	0.6	10.70	79.0	577
11.01 - 11.50	20	1,120,704	0.3	11.26	98.6	625
11.51 - 12.00	5	810,954	0.2	11.83	73.1	567
12.01 - 12.50	2	88,387	0.0	12.32	100.0	617
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
476 - 500	1	143,842	0.0	8.99	80.0	500
501 - 525	74	16,788,224	4.0	8.68	71.8	512
526 - 550	91	19,198,790	4.5	8.42	72.3	538
551 - 575	130	29,090,766	6.9	7.91	74.6	563
576 - 600	175	42,661,075	10.1	7.51	78.0	589
601 - 625	290	66,945,719	15.8	7.25	79.0	614
626 - 650	369	80,688,770	19.1	7.20	79.9	638
651 - 675	285	69,313,074	16.4	7.08	80.4	662
676 - 700	189	45,320,659	10.7	6.94	80.5	687
701 - 725	107	26,600,580	6.3	6.85	81.0	711
726 - 750	47	11,833,194	2.8	6.97	80.9	738
751 - 775	32	9,111,517	2.2	6.83	80.4	760
776 - 800	13	3,864,598	0.9	6.89	77.7	784
801 - 825	3	1,188,369	0.3	6.86	80.3	803
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	60	2,195,502	0.5	10.11	89.0	642
50,001 - 100,000	183	14,466,032	3.4	8.31	78.0	634
100,001 - 150,000	319	40,271,787	9.5	7.69	78.7	631
150,001 - 200,000	306	53,928,583	12.8	7.50	78.3	626
200,001 - 250,000	267	59,641,207	14.1	7.39	78.0	626
250,001 - 300,000	202	55,772,997	13.2	7.17	77.8	632
300,001 - 350,000	110	35,708,649	8.4	7.23	79.5	632
350,001 - 400,000	137	51,641,776	12.2	7.03	79.1	641
400,001 - 450,000	84	35,803,767	8.5	6.99	79.4	650
450,001 - 500,000	68	32,489,083	7.7	7.00	79.8	648
500,001 - 550,000	31	16,398,890	3.9	7.15	79.4	638
550,001 - 600,000	17	9,821,996	2.3	7.53	81.1	633
600,001 - 750,000	22	14,608,908	3.5	7.12	77.8	666
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	56	7,976,217	1.9	7.47	39.6	604
50.001 - 55.000	22	4,773,237	1.1	7.35	53.3	603
55.001 - 60.000	36	8,849,410	2.1	7.46	58.0	602
60.001 - 65.000	64	14,175,511	3.4	7.76	63.3	584
65.001 - 70.000	111	26,814,044	6.3	7.48	68.8	595
70.001 - 75.000	174	43,044,440	10.2	7.36	73.9	609
75.001 - 80.000	823	206,445,790	48.8	7.05	79.7	655
80.001 - 85.000	147	39,085,930	9.2	7.39	84.4	619
85.001 - 90.000	224	54,912,355	13.0	7.44	89.4	635
90.001 - 95.000	44	8,614,367	2.0	8.21	94.8	649
95.001 - 100.000	105	8,057,875	1.9	9.93	100.0	671
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	337	82,604,560	19.5	7.53	77.6	645
1.00	134	38,347,154	9.1	7.42	79.4	648
2.00	1,087	249,094,934	58.9	7.26	79.1	631
3.00	248	52,702,528	12.5	7.14	78.6	634
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Stated Income / Stated Assets	1,806	422,749,176	100.0	7.31	78.8	636
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,702	399,244,597	94.4	7.29	78.9	633
Second Home	14	3,887,838	0.9	6.93	77.7	686
Investor	90	19,616,741	4.6	7.77	76.7	668
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	524	164,264,922	38.9	7.03	78.2	638
Florida	352	68,594,474	16.2	7.62	79.1	624
New York	85	28,045,794	6.6	7.32	77.0	638
Illinois	77	17,694,525	4.2	7.29	77.6	647
Virginia	61	15,216,199	3.6	7.45	80.6	647
Arizona	79	15,102,711	3.6	7.53	81.0	634
Nevada	60	14,033,528	3.3	7.44	80.5	637
New Jersey	47	12,196,323	2.9	7.54	75.3	627
Maryland	59	11,667,034	2.8	7.65	78.1	629
Texas	58	8,118,642	1.9	7.20	80.6	671
Michigan	48	7,713,076	1.8	7.65	82.2	629
Colorado	37	6,315,216	1.5	7.50	81.9	630
Washington	29	6,277,023	1.5	7.24	80.6	649
Minnesota	26	5,217,885	1.2	6.76	73.8	657
Pennsylvania	31	5,107,813	1.2	7.80	79.3	621
Other	233	37,184,010	8.8	7.57	80.3	631
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	605	134,775,107	31.9	7.17	81.5	677
Refinance - Rate Term	83	18,381,335	4.3	7.15	77.9	636
Refinance - Cashout	1,118	269,592,734	63.8	7.39	77.4	615
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
A1/29	8	2,315,837	0.5	7.57	84.3	663
A2/28	1,381	344,644,758	81.5	7.28	78.9	631
A3/27	164	39,353,124	9.3	7.12	77.6	659
A5/25	15	3,329,548	0.8	7.09	69.7	655
A6M	1	235,767	0.1	6.04	80	634
BALLOON	12	827,297	0.2	9.55	92.9	647
FIXED	225	32,042,845	7.6	7.86	79.3	647
Total:	1,806	422,749,176	100	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,481	341,670,628	80.8	7.31	78.8	634
PUD	117	29,929,381	7.1	7.29	80.2	631
Condo	114	23,248,470	5.5	7.38	79.2	648
2 Family	76	20,673,502	4.9	7.12	78.0	651
3-4 Family	18	7,227,196	1.7	7.77	74.0	651
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	49	12,507,966	3.2	6.60	79.5	694
4.01 - 4.50	38	9,135,147	2.3	6.77	74.7	658
4.51 - 5.00	43	12,144,525	3.1	6.18	78.5	656
5.01 - 5.50	123	34,937,136	9.0	6.56	78.8	655
5.51 - 6.00	539	139,591,243	35.8	7.02	79.0	647
6.01 - 6.50	235	58,500,797	15.0	7.23	80.1	631
6.51 - 7.00	409	96,257,616	24.7	7.88	77.5	609
7.01 - 7.50	73	15,630,150	4.0	7.96	80.5	608
7.51 - 8.00	37	7,083,126	1.8	8.48	78.5	585
8.01 - 8.50	10	2,075,375	0.5	8.76	72.9	587
8.51 - 9.00	11	1,838,323	0.5	9.42	76.7	588
9.01 - 9.50	2	177,629	0.0	10.30	70.7	538
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	2	374,170	0.1	6.71	78.2	593
7 - 9	3	1,044,790	0.3	7.92	91.2	640
10 - 12	7	1,407,277	0.4	7.48	77.3	670
13 - 15	1	105,471	0.0	6.85	80.0	669
16 - 18	4	574,831	0.1	8.36	85.0	595
19 - 21	263	64,776,958	16.6	7.25	79.2	624
22 - 24	1,112	279,250,156	71.6	7.28	78.8	633
25 - 27	1	49,622	0.0	6.99	27.6	658
31 - 33	41	10,590,629	2.7	6.78	77.5	670
34 - 36	120	28,375,583	7.3	7.24	77.7	656
37 >=	15	3,329,548	0.9	7.09	69.7	655
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.51 - 11.50	14	4,466,480	1.1	5.72	76.6	659
11.51 - 12.00	59	17,110,541	4.4	6.01	79.1	671
12.01 - 12.50	128	36,905,076	9.5	6.36	78.6	660
12.51 - 13.00	234	64,935,391	16.7	6.74	79.2	650
13.01 - 13.50	218	56,659,810	14.5	6.97	78.2	641
13.51 - 14.00	279	67,281,784	17.3	7.23	78.5	642
14.01 - 14.50	236	59,257,206	15.2	7.61	78.5	625
14.51 - 15.00	218	47,881,874	12.3	7.97	80.4	616
15.01 - 15.50	87	17,504,459	4.5	8.50	78.9	593
15.51 - 16.00	51	8,889,690	2.3	8.95	78.8	570
16.01 - 16.50	30	5,784,489	1.5	9.52	72.9	562
16.51 - 17.00	9	1,892,402	0.5	10.19	73.0	523
17.01 - 17.50	2	325,815	0.1	10.29	82.2	526
17.51 - 18.00	3	879,052	0.2	11.21	58.9	533
18.01 >=	1	104,966	0.0	11.49	100.0	628
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	5	830,520	0.2	6.70	79.9	690
4.51 - 5.50	21	6,434,716	1.7	5.71	75.5	664
5.51 - 6.00	76	22,523,306	5.8	5.94	78.8	674
6.01 - 6.50	192	55,640,216	14.3	6.35	77.5	660
6.51 - 7.00	388	100,818,471	25.9	6.89	78.5	647
7.01 - 7.50	291	73,343,646	18.8	7.30	79.1	638
7.51 - 8.00	297	69,692,616	17.9	7.79	80.6	625
8.01 - 8.50	144	32,034,597	8.2	8.31	80.2	593
8.51 - 9.00	82	15,627,807	4.0	8.78	78.5	568
9.01 - 9.50	42	7,611,198	2.0	9.31	71.0	570
9.51 - 10.00	13	1,809,691	0.5	9.80	74.2	535
10.01 - 10.50	9	1,594,172	0.4	10.23	71.3	529
10.51 - 11.00	6	1,333,901	0.3	10.65	63.1	519
11.01 - 11.50	1	104,966	0.0	11.49	100.0	628
11.51 - 12.00	2	479,209	0.1	11.76	67.6	552
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	64	16,997,109	4.4	7.35	80.1	611
2.00	365	104,297,075	26.8	7.44	78.4	637
3.00	1,140	268,584,849	68.9	7.19	78.8	635
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	752	179,027,006	45.9	7.16	79.2	630
1.50	470	119,267,600	30.6	7.43	78.9	632
2.00	347	91,584,428	23.5	7.25	77.5	647
Total:	1,569	389,879,034	100.0	7.26	78.7	635

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,394	301,054,951	71.2	7.46	78.5	625
12	1	311,200	0.1	6.68	80.0	717
24	32	8,664,267	2.0	6.91	81.4	661
36	5	1,161,282	0.3	7.09	75.3	644
60	360	108,317,459	25.6	6.93	79.4	661
120	14	3,240,018	0.8	7.56	80.8	669
Total:	1,806	422,749,176	100.0	7.31	78.8	636

*

Note, for second liens, CLTV is employed in this calculation.